SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                         MARCH 23, 2004 (MARCH 25, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



           OKLAHOMA                    1-13726                 73-1395733
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  (State or other jurisdiction   (Commission File No.)          (IRS Employer
        of incorporation)                                  Identification No.)


    6100 North Western Avenue, Oklahoma City, Oklahoma            73118
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         (Address of principal executive offices)               (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER MATTERS

Chesapeake Energy Corporation ("Chesapeake") issued two press releases on March 23, 2004 that disclosed the following matters:

1. Chesapeake Announces Private Offering of $255 Million Cumulative Convertible Preferred Stock.

Chesapeake announced that it intends to commence a private placement offering to eligible purchasers of $255 million of a new series of its cumulative convertible preferred stock with a stated value of $1,000 per share. The offering is expected to be eligible for resale under Rule 144A. The private offering, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers, and outside the United States only to non-U.S. investors.

Chesapeake intends to use the net proceeds of the offering to repay debt under its bank credit facility and to fund approximately $100 million of pending acquisitions of oil and gas properties, or in the event the acquisitions are not consummated, excess proceeds will be used for general corporate purposes including possible future acquisitions.

The chief executive officer and chief operating officer of Chesapeake intend to purchase at the offering price an aggregate of $20 million stated value in additional shares of the preferred stock directly from the Company at closing of the offering. The company also intends to grant a 30-day option to purchase a maximum of $38.25 million stated value in additional shares of convertible preferred stock to cover any over-allotments in the offering.

The Company's Press Release dated March 23, 2004 relating to the announcement concerning the private offering is filed as EXHIBIT 99.1 to this current report on Form 8-K and is incorporated in its entirety into Item 5 of this report.

The preferred stock has not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy the preferred stock.


2. Chesapeake Announces Agreements to Acquire $100 Million of Producing Properties

Chesapeake announced that it has entered into or is completing agreements to acquire $100 million of Mid-Continent, Permian Basin and Texas Gulf Coast oil and natural gas assets in four separate transactions. Through these agreements, Chesapeake anticipates acquiring an internally estimated 68 billion cubic feet of gas equivalent proved reserves (bcfe) and current production of 15 million cubic feet of natural gas equivalent production (mmcfe) per day.

After allocating $16 million of the purchase price to unevaluated leasehold, probable and possible reserves, and other assets, Chesapeake's acquisition cost per thousand cubic feet of gas equivalent (mcfe) of proved reserves associated with these transactions will be $1.24. The proved reserves have a reserves-to-production index of 12.5 years, are 66% oil and are 74% proved developed.

Two of the acquisitions are expected to close on April 1, 2004 and two are expected to close on May 1, 2004. All acquisitions are subject to customary closing conditions with no single closing conditioned on the closing of any other acquisition. The company intends to finance the acquisitions with proceeds from a new private issue of cumulative convertible preferred stock.

3. Chesapeake Updates Hedging Positions

Last week, Chesapeake hedged the anticipated production of 1,600 barrels of oil per day and 5,000 mcf of natural gas per day expected from the new acquisitions at attractive prices for April 2004 through December 2005. The hedged prices averaged $33.11 per barrel of oil and $5.78 per mcf of natural gas. Depending on changes in oil and natural gas futures markets and management's view of underlying oil and natural gas supply and demand trends, Chesapeake may either increase or decrease its hedging positions at any time in the future without notice.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed herewith:

     99.1 Press Release issued by the Registrant on March 23, 2004 concerning the private offering of preferred stock.

     99.2 Press Release issued by the Registrant on March 23, 2004 concerning certain acquisitions, additions to hedging positions and increases in 2004 production forecasts. (This EXHIBIT 99.2 is being filed solely for the purposes of Item 9 of this report and shall not be deemed incorporated in any other item of this report.)


ITEM 9.  REGULATION FD DISCLOSURE

Chesapeake issued a press release on March 23, 2004 concerning certain acquisitions, increases in its hedging positions and an increase in 2004 production forecasts. This press release is filed as EXHIBIT 99.2 to this current report on Form 8-K solely for the purposes of Item 9 of this report. This press release disclosed the following matters:

1. Additional Information Concerning Proposed Acquisitions

In connection with announcing $100 million of pending acquisitions, Chesapeake estimated that the acquisitions also include 39 bcfe of probable and possible reserves. Including unevaluated leasehold and anticipated future drilling costs for fully developing and proved, probable and possible reserves, Chesapeake estimates that its all-in acquisition cost for the 107 bcfe of estimated reserves will be $1.39 per mcfe.

Chesapeake's anticipated March 31, 2004 proved oil and natural gas reserves, pro forma for these acquisitions, are expected to be approximately 3.6 trillion cubic feet of natural gas equivalent (tcfe),

2. Updated 2004 Production Forecasts

Chesapeake is today increasing its 2004 production forecast by 7.0 bcfe (2.1%) from a range of 323-329 bcfe (891 mmcfe per day at the mid-point) to a range of 330-336 (910 mmcfe per day at the mid-point). Approximately 3.8 bcfe of this 7.0 bcfe increase is attributable to today's announced acquisitions while 3.2 bcfe is attributable to better than expected recent drilling results. The company's 2004 production is expected to be 89% natural gas and 11% oil and natural gas liquids.

3. Additional Hedging Information

The press release dated March 23, 2004, filed as EXHIBIT 99.2 to this report, also includes tables that compare Chesapeake's projected 2004-2007 oil and natural gas production volumes that have been hedged as of March 23, 2004 to what had been previously hedged as of February 23, 2004. Depending on changes in oil and natural gas futures markets and management's view of underlying oil and natural gas supply and demand tends, Chesapeake may either increase or decrease its hedging positions at any time in the future without notice.

Chesapeake's updated 2004 forecast is attached to this release in an Outlook dated March 23, 2004 labeled Schedule "A". This Outlook has been changed from the Outlook dated February 23, 2004 (attached as Schedule "B" for investors' convenience) to reflect the increased production forecast announced today and the projected effects from changes in our hedging positions.

With the filing of this report on Form 8-K, we are posting the same information on our web site at WWW.CHKENERGY.COM We caution you that our outlook is given as of March 23, 2004 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information become available.


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FORWARD LOOKING STATEMENTS AND RELATED MATTERS

THIS PRESS RELEASE AND THE ACCOMPANYING EXHIBITS INCLUDE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS GIVE OUR CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. THEY INCLUDE EXPECTATIONS REGARDING CLOSING OF THE ANNOUNCED ACQUISITIONS, ESTIMATES OF OIL AND GAS RESERVES, EXPECTED OIL AND GAS PRODUCTION AND FUTURE EXPENSES,
PROJECTIONS OF FUTURE OIL AND GAS PRICES, PLANNED CAPITAL EXPENDITURES AND ESTIMATED COSTS FOR DRILLING, LEASEHOLD ACQUISITIONS AND SEISMIC DATA, AND STATEMENTS CONCERNING ANTICIPATED CASH FLOW AND LIQUIDITY, BUSINESS STRATEGY AND OTHER PLANS AND OBJECTIVES FOR FUTURE OPERATIONS. DISCLOSURES CONCERNING DERIVATIVE CONTRACTS AND THEIR ESTIMATED CONTRIBUTION TO OUR FUTURE RESULTS OF OPERATIONS ARE BASED UPON MARKET INFORMATION AS OF A SPECIFIC DATE. THESE MARKET PRICES ARE SUBJECT TO SIGNIFICANT VOLATILITY. ALTHOUGH WE BELIEVE THE EXPECTATIONS AND FORECASTS REFLECTED IN THESE AND OTHER FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CAN GIVE NO ASSURANCE THEY WILL PROVE TO HAVE BEEN CORRECT. THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTED RESULTS ARE DESCRIBED UNDER "RISK FACTORS" IN ITEM 1 OF OUR 2003 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THEY INCLUDE THE VOLATILITY OF OIL AND GAS PRICES; ADVERSE EFFECTS OUR SUBSTANTIAL INDEBTEDNESS COULD HAVE ON OUR OPERATIONS AND FUTURE GROWTH; OUR ABILITY TO COMPETE EFFECTIVELY AGAINST STRONG INDEPENDENT OIL AND GAS COMPANIES AND MAJORS; THE COST AND AVAILABILITY OF DRILLING AND PRODUCTION SERVICES; POSSIBLE FINANCIAL LOSSES AS A RESULT OF OUR COMMODITY PRICE AND INTEREST RATE RISK MANAGEMENT ACTIVITIES; UNCERTAINTIES INHERENT IN ESTIMATING QUANTITIES OF OIL AND GAS RESERVES, INCLUDING RESERVES WE ACQUIRE, PROJECTING FUTURE RATES OF PRODUCTION AND THE TIMING OF DEVELOPMENT EXPENDITURES; EXPOSURE TO POTENTIAL LIABILITIES OF ACQUIRED PROPERTIES; OUR ABILITY TO REPLACE RESERVES; THE AVAILABILITY OF CAPITAL; CHANGES IN INTEREST RATES; AND DRILLING AND OPERATING RISKS. WE CAUTION YOU NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE, AND WE UNDERTAKE NO OBLIGATION TO UPDATE THIS INFORMATION.

THE SEC HAS GENERALLY PERMITTED OIL AND GAS COMPANIES, IN FILINGS MADE WITH THE SEC, TO DISCLOSE ONLY PROVED RESERVES THAT A COMPANY HAS DEMONSTRATED BY ACTUAL PRODUCTION OR CONCLUSIVE FORMATION TESTS TO BE ECONOMICALLY AND LEGALLY PRODUCIBLE UNDER EXISTING ECONOMIC AND OPERATING CONDITIONS. WE USE THE TERMS "PROBABLE" AND "POSSIBLE" RESERVES OR OTHER DESCRIPTIONS OF VOLUMES OF RESERVES POTENTIALLY RECOVERABLE THROUGH ADDITIONAL DRILLING OR RECOVERY TECHNIQUES THAT THE SEC'S GUIDELINES MAY PROHIBIT US FROM INCLUDING IN FILINGS WITH THE SEC. THESE ESTIMATES ARE BY THEIR NATURE MORE SPECULATIVE THAN ESTIMATES OF PROVED RESERVES AND ACCORDINGLY ARE SUBJECT TO SUBSTANTIALLY GREATER RISK OF BEING ACTUALLY REALIZED BY THE COMPANY.

THE ANNOUNCEMENT OF A PROPOSED OFFERING OF CONVERTIBLE PREFERRED STOCK IN THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE PREFERRED STOCK. THE PREFERRED STOCK WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE LAWS.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE FIVE LARGEST INDEPENDENT U.S. NATURAL GAS PRODUCERS. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, PERMIAN BASIN, SOUTH TEXAS AND TEXAS GULF COAST REGIONS OF THE UNITED STATES. THE COMPANY'S INTERNET ADDRESS IS WWW.CHKENERGY.COM.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CHESAPEAKE ENERGY CORPORATION



                                         By:      /S/ AUBREY K. MCCLENDON
                                              ---------------------------------
                                                      Aubrey K. McClendon
                                                   Chairman of the Board and
                                                    Chief Executive Officer

Dated:        March 25, 2004

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